Note 3 - Pending Acquisition	9 Months Ended
Sep. 30, 2013
Business Combinations [Abstract]
Business Combination Disclosure [Text Block]

3.       PENDING ACQUISITION

On July 1, 2013, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with First National Security Company (“FNSC”) of Hot Springs, Arkansas, pursuant to which FNSC will merge with and into the Company (the “Merger”). Pursuant to the Merger Agreement, shareholders of FNSC will receive, in the aggregate, 6,252,400 shares of Company common stock and $74 million in cash in exchange for their shares of FNSC common stock. The total transaction value will depend on the closing price of the Company’s stock on the closing date of the Merger. Consummation of the Merger is subject to certain conditions, including, among others, approval of the Merger by Company and FNSC shareholders and the receipt of all required governmental regulatory approvals. Under the terms of the Merger Agreement, either party may terminate the Merger Agreement if the Merger is not completed by March 31, 2014.

In connection with the Merger, the Company will sell up to 2,531,645 shares of Company common stock at a price per share equal to $7.90 and issue warrants (the “Investor Warrants”) to purchase 177,215 shares of common stock on the same terms as in the Private Placement to its principal shareholder Bear State Financial Holdings, LLC (“Bear State”) and certain of its members (the “Investors”)(including Richard N. Massey, the Company’s Chairman, and Scott T. Ford, a director of the Company). The Investor Warrants were issued on August 13, 2013, have a five year term, and have an exercise price of $7.90 per share, which was the closing stock price for the Company’s common stock on June 28, 2013 and is the price of the Company’s common stock offered in the Private Placement. On August 23, 2013, the Company entered into a subscription agreement with Bear State for the purchase and sale of 2,291,593 shares of common stock. The Company also entered into a registration rights agreement with Bear State, which provided Bear State with customary registration rights with respect to the shares it has agreed to purchase in the Private Placement. The Company intends to utilize the commitments of the Investors to backstop the remaining 240,052 shares to be purchased in the Private Placement. The Company anticipates the closing of the Private Placement will occur immediately prior to the closing of the Merger.

As of June 30, 2013, FNSC conducted banking business from 32 locations across Garland, Howard, Scott, Saline, Pulaski, Montgomery, Polk, Pike, Sevier, Little River, Miller, Craighead and Mississippi counties in Arkansas and McCurtain County in Oklahoma, and had total assets of $936.5 million.